Exhibit 99.1

Press Release

3D Systems Corporation

333 Three D Systems Circle

Rock Hill, SC 29730

www.3dsystems.com

NYSE:DDD

Investor Contact:  investor.relations@3dsystems.com

Media Contact:  press@3dsystems.com

3D Systems Announces Date of Third Quarter 2024 Financial Results

Receives NYSE Notice Regarding Late Form 10-Q Filing

ROCK HILL, South Carolina, November 21, 2024 – 3D Systems (NYSE:DDD) (“the Company”) today announced the Company will release its financial results for third quarter 2024 after the U.S. stock markets close on Tuesday, November 26, 2024. The Company will hold a conference call and simultaneous webcast to discuss these financial results on Wednesday, November 27, 2024 at 8:30 a.m. Eastern Time.

Third Quarter 2024 Financial Results Conference Call

Date: Wednesday, November 27, 2024

Time: 8:30 a.m. Eastern Time

Listen via webcast: www.3dsystems.com/investor

Participate via telephone: 201-689-8345

The webcast replay will be available approximately two hours after the end of the conference call at www.3dsystems.com/investor.

Additionally, the Company is announcing that on November 19, 2024, it received a notice (the “NYSE Notice”) from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual, because the Company has not timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended

3D Systems Press Release	Page 2

September 30, 2024 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”), as previously reported and for the reasons described in the Company’s press release dated November 13, 2024 and Notification of Late Filing on Form 12b-25 filed with the SEC on November 13, 2024 (the “Form 12b-25”).

The NYSE Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The NYSE Notice informed the Company that, under NYSE rules, the Company has six months from November 18, 2024 to regain compliance with the NYSE listing standards by filing the Form 10-Q with the SEC. The NYSE Notice further noted that, if the Company fails to file the Form 10-Q within the six-month period, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The NYSE Notice also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

The anticipated filing of the Form 10-Q by the Company on Tuesday, November 26, 2024, will bring the Company back into compliance with these NYSE listing standards.

About 3D Systems

More than 35 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading additive manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction – empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials, and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in healthcare and industrial markets such as medical and dental, aerospace & defense, automotive, and durable goods. More information on the Company is available at www.3DSystems.com.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or

3D Systems Press Release	Page 3

implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the Company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic filings with the SEC, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.